                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):June 29, 1999

                           -------------------------

                              MC INFORMATICS, INC.
             (Exact name of registrant as specified in its charter)

         California                           0-21819                    94-3165144
(State or other jurisdiction of        (Commission File Number)        (I.R.S. Employer)
        incorporation or                                               Identification No.)
         organization)

      18881 VON KARMAN AVE.,
            SUITE 100
       Irvine, California                                                    92612
(Address of principal executive offices)                                   (Zip Code)

      Registrant's telephone number, including area code:  (949) 261-7100
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Item 2  Acquisition or Disposition of Assets.

On June 29, 1999, MC Informatics, Inc. ( the "Registrant") acquired substantially all of the assets of Medical Systems Solutions, Inc. (the "Acquisition") pursuant to the terms of an Asset Purchase Agreement. The assets purchased include inventory of computer hardware and software programs, computer equipment and all of the current customer contracts of Medical Systems Solutions, Inc. The purchase price for the Acquisition included the issuance of 111,216 shares of common stock and a cash payment of $195,264.

Item 7. Exhibits

Exhibit No.    Description
-----------    -----------

 2.1           Asset Purchase Agreement

99.1           Press Release

                                       1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MC Informatics, Inc.




July 14, 1999                                  By:   /s/ JEFFREY POLLARD, C.F.O.
                                                     ---------------------------
                                                         Jeffrey Pollard
                                                         Chief Financial Officer

                                       2
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                               INDEX TO EXHIBITS


Exhibit No.             Description
-----------             -----------

 2.1              Asset Purchase Agreement

99.1              Press Release


                                       3